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                       SUPPLEMENT DATED NOVEMBER 7, 1996
                             TO THE PROSPECTUS OF
                         THE CHUBB AMERICA FUND, INC.
                               DATED MAY 1, 1996


The Chubb America Fund, Inc. prospectus is amended to reflect that Robert Witkof, a Senior Vice President of Chubb Asset Managers, has assumed the responsibility of portfolio manager of the Growth and Income Portfolio.

In addition, Tom Marsico, and Marc Pinto have assumed the responsibility of portfolio managers of the Capital Growth Portfolio. Mr. Marsico is an Executive Vice President of Janus Capital Corporation, he was formerly Senior Portfolio Manager with Fred Alger Management and a Partner with Boettcher and Company. Mr. Pinto is an Assistant Portfolio Manager of Janus Capital Corporation, he was formerly an Associate with Goldman Sachs and a Research Associate at Fred Alger and Company.